Nonrecourse Debt, at Fair Value - Summary Of Estimated Maturities For Nonrecourse Debt Fair Value (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Debt Instrument [Line Items]
Nonrecourse MSR financing liability	$ 60,562	$ 142,435
Total payments on nonrecourse debt	399,402	$ 353,383
Nonrecourse
Debt Instrument [Line Items]
2023	1,685,944
2024	2,248,967
2025	884,036
2026	359,841
2027	2,746,495
Thereafter	0
Total payments on nonrecourse debt	$ 7,985,845